EXHIBIT 32.1
                                  CERTIFICATION

                       Pursuant to 18 U.S.C. Section 1350,
                             As Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002


     In connection with this quarterly report on Form 10-QSB of State of Franklin Bancshares, Inc., I, Randal R. Greene, President of State of Franklin Bancshares, Inc., certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:



     1. The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in this report fairly presents, in all material respects, the financial condition and results of operations of State of Franklin Bancshares, Inc.





Date:  May 12, 2005                      /s/Randal R. Greene
                                        ----------------------------------------
                                        Randal R. Greene
                                        President